UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2001

AMC ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-8747	43-1304369
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

106 W. 14TH STREET
P.O. Box 219615
Kansas City, Missouri	64121-9615
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (816) 221-4000

Item 7. Financial Statement and Exhibits.

Exhibits:

99.1 October 17, 2001 Press Release

Item 9. Regulation FD Disclosure.

Attached as Exhibit 99.1 and incorporated into this Item 9. by reference, is a press release which was issued on October 17, 2001 by AMC Entertainment Inc. announcing its fiscal second quarter earnings conference call and webcast.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT INC.

Date: October 17, 2001 By: /s/ Craig R. Ramsey

Craig R. Ramsey

Senior Vice President, Finance,

Chief Financial Officer and

Chief Accounting Officer